UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2022

CHERRY HILL MORTGAGE INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-36099	46-1315605
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

1451 Route 34, Suite 303
Farmingdale, NJ 07727
(Address of principal executive offices, including zip code)

877.870.7005

(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CHMI	NYSE
8.20% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	CHMI-PRA	NYSE
8.250% Series B Fixed-to-Floating Rate Cumulative Redeemable	CHMI-PRB	NYSE

Item 1.01.	Entry into a Material Definitive Agreement.

On November 4, 2022, Cherry Hill Mortgage Investment Corporation, a Maryland corporation (the “Company”), entered into separate amendments (the “Sales Agreement Amendments”) with each of JMP Securities LLC and B. Riley Securities, Inc. (the “Sales Agents”) to the existing At Market Issuance Sales Agreements, each dated August 31, 2018 (the “Original Sales Agreements”), as amended by Amendment No. 1 thereto, dated August 25, 2021 (as amended, the “Sales Agreements” and, together with the Sales Agreement Amendments, the “Amended Sales Agreements”). Pursuant to the Sales Agreement Amendments, the Company may sell up to $50.0 million additional shares of its common stock, par value $0.01 per share (“Common Stock”), increasing the aggregate offering price to up to $100.0 million (the “Shares”), from time to time through the Sales Agents, acting as sales agents. The Sales Agreement Amendments do not amend any other terms of the Sales Agreements with the Sales Agents.

Pursuant to the Amended Sales Agreements and subject to the terms of a written notice from the Company, the Shares may be offered and sold through each Sales Agent, acting separately, in transactions that are deemed to be “at the market offerings,” as defined in Rule 415(a) under the Securities Act of 1933, as amended, including without limitation sales made directly on The New York Stock Exchange, on any other existing trading market for the Shares or to or through a market maker or by any other method permitted by law, including in privately negotiated transactions.

The Shares will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-251078), as amended or replaced from time to time. The Company has filed a supplement, dated November 4, 2022, to the prospectus supplement, dated August 25, 2021, to the prospectus, dated August 6, 2021, with the Securities and Exchange Commission (the “SEC”) in connection with the offer and sale of the Shares.

The foregoing description of the Amended Sales Agreements is not complete and is qualified in its entirety by reference to the Sales Agreement Amendments, copies of which are filed as Exhibit 1.1 and Exhibit 1.2 to this Current Report, and the Original Sales Agreements, copies of which were filed as Exhibit 1.1 and Exhibit 1.2 to the Current Report on Form 8-K filed by the Company with the SEC on August 31, 2018, all of which are incorporated herein by reference. In connection with the foregoing, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K the opinion of Venable LLP, its Maryland counsel, with respect to the legality of the Shares to be sold pursuant to the Amended Sales Agreements.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
1.1	Amendment No. 2 to At Market Issuance Sale Agreement, dated November 4, 2022, by and among Cherry Hill Mortgage Investment Corporation and JMP Securities LLC
1.2	Amendment No. 2 to At Market Issuance Sale Agreement, dated November 4, 2022, by and among Cherry Hill Mortgage Investment Corporation and B. Riley Securities, Inc.
5.1	Opinion of Venable LLP, Maryland counsel to the Company.
23.1	Consent of Venable LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHERRY HILL MORTGAGE INVESTMENT CORPORATION

	By:	/s/ Michael Hutchby
Name: Michael Hutchby
Title: Chief Financial Officer

Date: November 4, 2022